Exhibit 99.6

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) is entered into by Cambrian Energy McCommas Bluff LLC, a Delaware limited liability company (“Pledgor”) as of August 15, 2008 in favor of Clean Energy, a California corporation (“Lender”), with reference to following facts:

RECITALS

A.                                   Pursuant to the Loan Agreement of even date herewith (as amended, restated, extended, supplement, or otherwise modified from time to time, the “Loan Agreement”), between CE Dallas Renewables LLC, a Delaware limited liability company (collectively with its successors and assign, including, without limitation, DCE, “Borrower”) and Lender, Lender has agreed to provide certain credit facilities to Borrower.  All capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the Loan Agreement, and to the extent not defined in the Loan Agreement, the meanings set forth in the Uniform Commercial Code as in effect in California (the “UCC”).

B.                                     As a condition to the availability of the credit facilities referred to above, Pledgor is required to enter into this Agreement and to pledge the collateral as herein described.

C.                                     In connection with this Agreement, Pledgor has entered into the Non-Recourse Guaranty of even date herewith (as amended, restated, extended, supplemented, or otherwise modified from time to time, the “Guaranty”) in favor of Lender, pursuant to which Pledgor has guaranteed the obligations of Borrower under Loan Documents.

D.                                    Pledgor is a member of Borrower and as such expects to realize direct and indirect benefits from the availability of the aforementioned credit facilities to Borrower.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby covenants and agrees as follows:

1.                                       Grant of Security Interest.  Pledgor hereby irrevocably and unconditionally grants a security interest in, a lien upon and the right of set-off against, and assigns and transfers to Lender all property referred to in Exhibit A attached hereto and incorporated herein, as hereafter amended or supplemented from time to time (the “Collateral”).

2.                                       Indebtedness.

(a)                                  The Collateral secures and will secure all Indebtedness of Pledgor to Lender.  Each person or entity obligated under any Indebtedness is sometimes referred to in this Agreement as a “Debtor.”

(b)                                 “Indebtedness” means:

(i)                                     all debts, obligations or liabilities to Lender, now or hereafter existing or incurred whether absolute or contingent, arising under the Guaranty (including all renewals, increases, extensions, restatements and replacements thereof and amendments and modifications of the foregoing), and

(ii)                                  all costs, attorneys’ fees and expenses incurred by Lender in connection with the collection or enforcement of any of the above and/or this Agreement.

3.                                       Pledgor’s Covenants, Representations and Warranties.  Pledgor covenants, represents and warrants that unless compliance is waived by Lender in writing:

(a)                                  Pledgor is the legal and beneficial owner of all the Collateral free and clear of any and all liens, encumbrances, or interests of any third parties other than the security interest of Lender, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature, whether voluntary or involuntary, except the security interest of Lender.

(b)                                 Pledgor shall, at Pledgor’s expense, take all actions necessary or advisable from time to time to maintain the first priority and perfection of the security interest of Lender in the Collateral and shall not take any actions that would alter, impair or eliminate said priority or perfection.

(c)                                  Pledgor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Collateral, and upon the failure of Pledgor to do so, Lender at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

(d)                                 If any of the Collateral is margin stock as defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System of the United States (“FRB”), Pledgor will provide Lender a properly executed Form U-1 Purpose Statement. Lender and Pledgor will comply with the requirements and restrictions imposed by Regulation U.

(e)                                  Pledgor’s exact legal name is correctly set forth on the signature page hereof. Pledgor will notify Lender in writing at least 30 days prior to any change in Pledgor’s name or identity.

(f)                                    Pledgor is incorporated in or organized under the laws of the state of Delaware.  Pledgor shall give Lender at least thirty (30) days notice before changing the location of its residence or its chief executive office, type of organization, business structure  or state of incorporation or organization.

4.                                       Lender Appointed Attorney In Fact.  Pledgor authorizes and irrevocably appoints Lender as Pledgor’s true and lawful attorney-in-fact with full power of substitution to take any action and execute or otherwise authenticate any record or other documentation that Lender considers necessary or advisable to accomplish the purposes of this Agreement, including but not limited to, the following actions: (a) to endorse, receive, accept and collect all checks, drafts, other payment orders and instruments representing or included in the Collateral or representing any payment, dividend or distribution relating to any Collateral or to take any other action to enforce, collect or compromise any of the Collateral; (b) to transfer any Collateral (including converting physical certificates to book-entry holdings) into the name of Lender or its nominee or any broker-dealer and to execute any control agreement covering any Collateral on Pledgor’s behalf and as attorney-in-fact for Pledgor in order to perfect Lender’s first priority and continuing security interest in the Collateral and in order to provide Lender with control of the Collateral, and Pledgor’s signature on this Agreement or other authentication of this Agreement shall constitute an irrevocable direction by Pledgor to any bank, custodian, broker dealer, any other securities intermediary or commodity intermediary holding any Collateral or any issuer of any letters of credit to comply with any instructions or entitlement orders, of Lender without further consent of Pledgor; (c) to participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger or liquidation of any issuer of securities which constitute Collateral, and in connection therewith Lender may deposit or surrender control of the Collateral, accept money or other property in exchange for the Collateral, and take such action as it deems proper in connection therewith, and any money or property received on account of or in exchange for the Collateral shall be applied to the Indebtedness or held by Lender thereafter as Collateral pursuant to the provisions hereof; (d)  to exercise any right, privilege or option pertaining to any Collateral, but Lender has no obligation to do so; (e) to file any claims, take any actions or institute any proceedings which Lender determines to be necessary or appropriate to collect or preserve the Collateral or to enforce Lender’s rights with respect to the Collateral; (f) to execute in the name or otherwise authenticate on behalf of Pledgor any record reasonably believed necessary or appropriate by Lender for compliance with laws, rules or regulations applicable to any Collateral, or in connection with exercising Lender’s rights under this Agreement; (g) to file any financing statement relating to this Agreement electronically, and Lender’s transmission of Pledgor’s signature on and authentication of the financing statement shall constitute Pledgor’s signature on and authentication of the financing statement; (h) to make any compromise or settlement it deems desirable or proper with reference to the Collateral; (i) to do and take any and all actions with respect to the Collateral and to perform any of Pledgor’s obligations under this Agreement; and (j) to execute any documentation reasonably believed necessary by Lender for compliance with Rule 144 or any other restrictions, laws, rules or regulations applicable to any Collateral hereunder that constitutes restricted or control securities under the securities laws.  The foregoing appointments are irrevocable and coupled with an interest and shall survive the death or disability of Pledgor and shall not be revoked without Lender’s written consent.  To the extent permitted by law, Pledgor hereby ratifies all said attorney-in-fact shall lawfully do by virtue hereof.

5.                                       Voting Rights.

(a)                                  So long as no Event of Default shall have occurred and is continuing and Lender has not delivered the notice specified in subsection (b) below, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any document or agreement executed in connection herewith.

(b)                                 Upon the occurrence and during the continuance of an Event of Default, at the option of Lender exercised in a writing sent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection (a) above shall cease, and Lender shall thereupon have the sole right to exercise such voting and other consensual rights.

6.                                       Events of Default; Remedies.

(a)                                  An “Event of Default” shall mean the occurrence of any event of default under any Loan Document.

(b)                                 If an Event of Default occurs, Lender may do any one or more of the following, to the extent permitted by law:

(i)                           Declare any Indebtedness immediately due and payable, without notice or demand.

(ii)                        Exercise as to any or all of the Collateral all the rights, powers and remedies of an owner, subject to the Section entitled “VOTING RIGHTS”.

(iii)                     Enforce the security interest given hereunder pursuant to the UCC and any other applicable law.

(iv)                    Sell all or any part of the Collateral at public or private sale in accordance with the UCC, without advertisement, in such manner and order as Lender may elect.  Lender may purchase the Collateral for its own account at any such sale. Lender shall give Pledgor such notice of any public or private sale as may be required by the UCC, provided that to the extent notice of any such sale is required by the UCC or other applicable law, Pledgor agrees that at least 10 days notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and provided further that, if Lender fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC or other applicable law.  Pledgor acknowledges that Collateral may be sold at a loss to Pledgor, and that, in such event, Lender shall have no liability or responsibility to Pledgor for such loss.  Pledgor further acknowledges that a private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that no such private sale shall, to the extent permitted by applicable law, be deemed not to be “commercially reasonable” solely as a result of such prices and other sale terms.  Upon any such sale, Lender shall have the right to deliver, assign and transfer to the buyer thereof the Collateral so sold.  Each buyer at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor that may be waived or any other right or claim of Pledgor, and Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that Pledgor has or may have under any law now existing or hereafter adopted.

Without limiting any other rights and remedies available to Lender, Pledgor expressly acknowledges and agrees that with respect to Collateral consisting of notes, bonds or other securities  which are not sold on a recognized market, Lender shall be deemed to have conducted a commercially reasonable sale of such Collateral if (a) such sale is conducted by any nationally recognized broker-dealer (including any affiliate of Lender), investment banker or any other method common in the securities industry, and (b) if the purchaser is Lender or any affiliate of Lender, the sale price received by Lender in connection with such sale is reasonably supported by quotations received from one or more other nationally recognized broker-dealers, investment bankers or other financial institutions.

(v)                       Exercise any other remedy provided under this Agreement or by any applicable law.

(vi)                    Comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered to affect adversely the commercial reasonableness of any sale or other disposition of the Collateral.

(vii)                 Sell the Collateral without giving any warranties as to the Collateral.  Lender may specifically disclaim any warranties of title or the like.  This procedure will not be considered to affect adversely the commercial reasonableness of any sale or other disposition of the Collateral.

7.                                       Right to Cure; Limitation On Lender’s Duties.  If Pledgor fails to perform any agreement contained herein, Lender may perform or cause performance of such agreement and the expenses of Lender incurred in connection therewith shall be payable by Pledgor or Debtor under the Section entitled “COSTS”.  Any powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for (a) ascertaining, exercising or taking other action or giving Pledgor notice with respect to subscription rights, calls, conversions, exchanges, maturities, lenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.  Lender shall not be liable for any loss to the Collateral resulting from acts of God, war, civil commotion, fire, earthquake, or other disaster or for any other loss or damage to the Collateral except to the extent such other loss or damage is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from Lender’s gross negligence or willful misconduct.

8.                                       Waivers.  Lender shall be under no duty or obligation whatsoever and Pledgor waives any right to require Lender to (i) make or give any presentment, demands for performances, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Lender as Collateral, or in connection with any obligation or evidences of indebtedness which constitute in whole or in part the Indebtedness, (ii) proceed against any person or entity, (iii) proceed against or exhaust any collateral, or (iv) pursue any other remedy in Lender’s power; and Pledgor waives any defense arising by reason of any disability or other defense of Debtor or any other person, or by reason of the cessation from any cause whatsoever of the liability of Debtor or any other person.  Until the Indebtedness is paid in full, Pledgor waives any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory or otherwise), including without limitation any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, arising from the existence or performance of this Agreement, and Pledgor waives any right to enforce any remedy which Lender now has or may hereafter have against Debtor or against any other person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Lender.  If Pledgor is not also a Debtor with respect to a specified Indebtedness, Pledgor authorizes Lender without notice or demand and without affecting Pledgor’s liability hereunder, from time to time to:  (i) renew, extend, accelerate or otherwise change the time for payment of or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (ii) take and hold security, other than the Collateral, for the payment of the Indebtedness or any part thereof, and exchange, enforce, waive and release the Collateral or any part thereof or any such other security; and (iii) release or substitute Debtor or any one or more of them, or any of the endorsers or guarantors of the Indebtedness or any part thereof, or any other parties thereto and Pledgor consents to the taking of, or failure to take, any action by Lender which might in any manner or to any extent vary the risks of Pledgor under this Agreement or which, but for this provision, might operate as a discharge of Pledgor.  Pledgor agrees that it is solely responsible for keeping itself informed as to the financial condition of Debtor and of all circumstances which bear upon the risk of nonpayment or the risk of a margin call or liquidation of the Collateral.

9.                                       Transfer, Delivery and Return of Collateral.

(a)                                  Pledgor shall immediately deliver or cause to be delivered to Lender (i) any certificates or instruments now or hereafter representing or evidencing Collateral and such certificates and instruments shall be in suitable form for transfer without restriction or stop order by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank in form and substance satisfactory to Lender, and (ii) in the same form as received (with any necessary endorsement), all dividends and other distributions paid or payable in cash in respect of any Collateral and any such amounts, if received by Pledgor, shall be received in trust for the benefit of Lender and be segregated from the other property or funds of Pledgor.

(b)                                 Lender may at any time deliver the Collateral or any part thereof to Pledgor and the receipt by Pledgor shall be a complete and full acquittance for the Collateral so delivered, and Lender shall thereafter be discharged from any liability or responsibility therefor.

(c)                                  Upon the transfer of all or any part of the Indebtedness, Lender may transfer all or any part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of Lender hereunder with respect to such Collateral so transferred; but with respect to any Collateral not so transferred Lender shall retain all rights and powers hereby given.  Pledgor agrees that Lender may disclose to any prospective purchaser or transferee and any purchaser or transferee of all or part of the Indebtedness any and all information in Lender’s possession concerning Pledgor, this Agreement and the Collateral.

10.                                 Continuing Agreement and Powers.

(a)                                  This is a continuing Agreement and all the rights, powers and remedies hereunder shall, unless otherwise limited herein, apply to all past, present and future Indebtedness of Debtor or any one or more of them to Lender, including that arising under successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, and notwithstanding the death, incapacity, cessation of business, dissolution or bankruptcy of Debtor or any one or more of them, or any other event or proceeding affecting Debtor or any one or more of them.

(b)                                 Until all Indebtedness shall have been paid in full and Lender shall have no obligation to extend credit to any Debtor, the power of sale and all other rights, powers and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at the time specified hereunder irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor or any one or more of them may have ceased.  Pledgor waives the benefit of any statute of limitations as applied to this Agreement.

11.                                 Costs.  To the extent permitted by law, all advances, charges, costs and expenses, including reasonable attorneys’ fees, incurred or paid by Lender in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof shall become a part of the Indebtedness secured hereunder and shall be paid to Lender by Debtor and Pledgor immediately and without demand, with interest thereon at an annual rate equal to the highest rate of interest of any Indebtedness secured by this Agreement (or, if there is no such interest rate, at the maximum interest rate permitted by law for interest on judgments).  Such costs and attorneys’ fees shall include the allocated cost of in-house counsel to the extent permitted by law.

12.                                 Notices.  Unless otherwise provided or agreed to herein or required by law, notice and communications provided for in this Agreement shall be delivered in the manner provided for in the Guaranty.

13.                                 Dispute Resolution Provision.  This Agreement and any claims arising hereunder shall be subject to Dispute Resolution Provision contained in the Guaranty.

14.                                 Indemnity.  Pledgor shall indemnify, hold harmless and defend Lender and its directors, officers, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, and legal fees and damages arising from their execution of or performance under this Agreement or any control agreement executed by Lender in connection with the Collateral, except to the extent that such claim, action, obligation, liability or expense is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such indemnified person. This indemnification shall survive the termination of this Agreement.

15.                                 Miscellaneous.

(a)                                  This Agreement (i) may be waived, altered, modified or amended only by an instrument in writing, duly executed by the parties hereto, and (ii) may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.  Any waiver, express or implied, of any provision hereof and any delay or failure by Lender to enforce any provision shall not preclude Lender from enforcing any such provision thereafter.

(b)                                 Pledgor hereby irrevocably authorizes Lender to file one or more financing statements describing all or part of the Collateral, and continuation statements, or amendments thereto, relative to all or part of the Collateral as authorized by applicable law.  Such financing statements, continuation statements and amendments will contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Pledgor is an organization, the type of organization and any organizational identification number issued to Pledgor.  Pledgor agrees to furnish any such information to Lender promptly upon request.  Pledgor also ratifies its authorization for Lender to have filed any initial financing statement or amendments thereto filed prior to the date hereof.

(c)                                  From time to time, Pledgor and Debtor shall, at the request of Lender, execute such other agreements, documents or instruments or take any other actions in connection with this Agreement as Lender may reasonably deem necessary to evidence or perfect the security interests granted herein, to maintain the first priority of the security interests, or to effectuate the rights granted to Lender herein, but their failure to do so shall not limit or affect any security interest or any other rights of Lender in and to the Collateral.  Pledgor will execute and deliver to Lender any stock powers, instructions to any securities intermediary, issuer or transfer agent, proxies, or any other documents of transfer that Lender requests in order to perfect, obtain control or otherwise protect Lender’s security interest in the Collateral or to effect Lender’s rights under this Agreement.  Such powers or documents may be executed in blank or completed prior to execution, as requested by Lender.

(d)                                 This Agreement shall be governed by and construed in accordance with the laws of the State of California.  To the extent that Lender has greater rights or remedies under federal law, whether as a national bank or otherwise, this paragraph shall not be deemed to deprive Lender of such rights and remedies as may be available under federal law.  Jurisdiction and venue for any action or proceeding to enforce this Agreement shall be the forum appropriate for such action or proceeding against Debtor, to which jurisdiction Pledgor irrevocably submits and to which venue Pledgor waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith.

(e)                                  This Agreement shall benefit Lender’s successors and assigns and shall bind Pledgor’s successors and assigns, except that Pledgor may not assign its rights and obligations under this Agreement.  This Agreement shall bind all parties who become bound as a Debtor with respect to the Indebtedness.

(f)                                    All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.  Any single or partial exercise of any right or remedy shall not preclude the further exercise of any other right or remedy.

(g)                                 In all cases where more than one party executes this Agreement, all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require, and all obligations and undertakings hereunder of such parties are joint and several.

(h)                                 The illegality, invalidity or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality, validity or enforceability of the remaining provisions of this Agreement.

(i)                                     This Agreement and any other documents executed or delivered in connection herewith constitute the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understandings with respect to this transaction.

16.                                 FINAL AGREEMENT.  BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:  (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[signature page follows]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first written above.

PLEDGOR:

CAMBRIAN ENERGY MCCOMMAS BLUFF LLC,
a Delaware limited liability company

By:	/s/ Evan G. Williams
Name:	Evan G. Williams
Title:	Manager

LENDER:

CLEAN ENERGY,
a California corporation

By:	/s/ Richard R. Wheeler
Name:	Richard R. Wheeler
Title:	Chief Financial Officer

S-1

NOTICE OF PLEDGE

TO:                            CE Dallas Renewables LLC, a Delaware limited liability company (the “Company”)

Notice is hereby given that, pursuant to a Pledge Agreement of even date with this Notice (the “Agreement”), from the undersigned (the “Pledgor”), to Clean Energy, a California corporation (“Lender”), Pledgor has pledged and assigned to Lender and granted to Lender a continuing first priority security interest in, all of its right, title and interest, whether now existing or hereafter arising our acquired, in, to, and under the Collateral.  Capitalized terms used herein and not otherwise defined have the respective meanings specified in the Agreement.

Pursuant to the Agreement, the Company is hereby authorized and directed, and Company hereby agrees, to:

(a)                                  register on its books Pledgor’s pledge to Lender of the Collateral; and

(b)                                 upon the occurrence of an Event of Default (as defined in the Agreement) (or prior thereto, as may be required under the Agreement) make direct payment to Lender of any amounts due or to become due to Pledgor that are attributable, directly or indirectly, to Pledgor’s ownership of the Collateral.

(c)                                  Pledgor hereby directs Company to, and Company hereby agrees to, comply with instructions originated by the Lender with respect to the Collateral without further consent of the Pledgor.  It is the intention of the foregoing to grant “control” to Lender within the meaning of Articles 8 and 9 of the UCC, to the extent the same may be applicable to the Collateral.

(d)                                 Pledgor hereby directs Company, and Company hereby agrees, (i) not to take any action to cause any membership interest of the Collateral to be or become a “security” within the meaning of, or to be governed by, Article 8 (Investment Securities) of the UCC as in effect under the laws of any state having jurisdiction, and (ii) not to “opt in” or to take any other action seeking to establish any membership interest of the Collateral as a “security” and (iii) not to certificate any membership interest of the Collateral.

Pledgor hereby requests the Company to indicate its acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy of this Notice where indicated below and returning it to Lender.

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Dated as of August         , 2008.

CAMBRIAN ENERGY MCCOMMAS BLUFF LLC,
a Delaware limited liability company

By:
Name:	Evan G. Williams
Title:	Manager

Acknowledged effective as of the date of the date above:

CE DALLAS RENEWABLES LLC,
a Delaware limited liability company

By:	Cambrian Energy Management LLC,
a Delaware limited liability company, its Management Company

By:
Name:	Evan G. Williams
Title:	Manager

S-1

Exhibit A to Pledge Agreement

Description of Collateral

Any and all property of Pledgor now or hereafter pledged and/or delivered to Lender, and includes, without limitation, the Pledged Membership Interests, any certificates representing or evidencing the same, any and all proceeds of any of the foregoing, any and all collections, dividends (whether in cash, stock or otherwise), distributions, redemption payments, liquidation payments, interest or premiums with respect to any of the foregoing, and any and all rights and benefits, but no duty or obligation, of Pledgor under all agreements, documents and instruments relating to the Pledged Membership Interests, including all rights under operating, management, partnership and stockholder agreements.

“Pledged Membership Interests” means (a) any and all membership or other equity interests in Borrower now or hereafter owned by Pledgor (which, as of the date of this Agreement, equals 30% of the total issued and outstanding membership interests issued by Borrower), (b) any and all shares or interests now or hereafter issued in substitution, exchange or replacement for any of the foregoing membership interests, or with respect thereto, (c) any and all warrants, options or other rights to subscribe to or acquire any additional membership or other equity interests in Borrower owned by Pledgor, and (d) any and all membership or other equity interests and the certificates or other written evidences representing such equity interests and any interest of Pledgor in the entries on the books of any securities intermediary pertaining thereto now or hereafter acquired by Pledgor in Borrower.

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